UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of th
Securities Exchange Act of 1934
(Amendment No.           )

Filed by the Registrant ☒                        Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12
KINETIK HOLDINGS INC.
(Name of registrant as specified in its charter)

N/A
(Name of person(s) filing proxy statement, if other than the registrant)

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Your **Vote** Counts!

KINETIK HOLDINGS INC.

2023 Annual Meeting
Vote by May 30, 2023
11:59 PM ET

KINETIK HOLDINGS INC.
2700 POST OAK BOULEVARD, SUITE 300
HOUSTON, TEXAS 77056-5748

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You invested in KINETIK HOLDINGS INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 31, 2023 at 10:00 AM CT.**

If you participate in the Kinetik 401(k) Plan, you must vote these shares no later than 11:59 p.m. Eastern Time on May 25, 2023.

Get informed before you vote

View the 2022 Annual Report and Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 17, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. We encourage you to access and review all of the information included in the proxy materials before voting.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

May 31, 2023
10:00 a.m. Central Time

2700 Post Oak Boulevard, Suite 300
Houston, Texas 77056-5748

For directions to the meeting, please call 713.621.7330

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

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Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors **Nominees:** 01) Jamie Welch 02) David I. Foley 03) John-Paul (JP) Munfa 04) Elizabeth P. Cordia 05) Jesse Krynak 06) Ronald Schweizer 07) Laura A. Sugg 08) Kevin S. McCarthy 09) Ben C. Rodgers 10) D. Mark Leland 11) Deborah L. Byers	For
2. Non-binding resolution regarding the compensation of named executive officers for 2022 (say-on-pay).	For
3. Non-binding resolution regarding the frequency of shareholder votes on the compensation of named executive officers (say-on-frequency).	1 Year
4. Amendment to the Company's Certificate of Incorporation to add a sunset provision for the supermajority vote requirement for changes to Section 9.1.	For
5. Amendment to the Company's Certificate of Incorporation to limit the liability of certain officers of the Company as permitted pursuant to recent amendments to the Delaware General Corporation Law.	For
6. Ratification of the appointment of KPMG LLP as the Company's independent auditor for fiscal year 2023.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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